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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                  ------------

                                    FORM 8-K

                                  ------------


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 31, 1998
                (Date of earliest event reported): July 29, 1998



                        MELITA INTERNATIONAL CORPORATION
                (Exact name of Company specified in its charter)



           GEORGIA                        0-22317                58-1378534
(State or other jurisdiction of   (Commission File Number      (IRS Employer
incorporation or organization)                               Identification No.)





                          5051 PEACHTREE CORNERS CIRCLE
                          NORCROSS, GEORGIA 30092-2500
               (Address of principal executive offices) (Zip Code)



                                 (770) 239-4000
                (Company's telephone number, including area code)






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ITEM 5.   OTHER EVENTS

On July 29, 1998, Melita International Corporation announced its President and Chief Operating Officer, Tom Pesut resigned his position due to personal health reasons. Until Mr. Pesut's successor is appointed, Aleksander Szlam, the Company's Chairman and Chief Executive Officer, will serve as President and Chief Operating Officer.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MELITA INTERNATIONAL CORPORATION

                                              /s/ DAN K. LOWRING
                                             --------------------------------
                                             DAN K. LOWRING
                                             Secretary

Date: July 31, 1998



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                                  EXHIBIT INDEX

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Exhibit                                                                Page No.
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99                         Press Release                               5
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